Exhibit 99.1

MERGER OF URANIUM RESOURCES, INC. (NASDAQ:URRE) & ANATOLIA ENERGY LIMITED (ASX:AEK) AUSTRALIAN URANIUM CONFERENCE, PERTH – JULY 15/16, 2015 A newuraniumcompanywithaimtofast-tracktohigh-marginuraniumproduction Paul Cronin Chief Executive Officer and Managing Director Anatolia Energy Limited Christopher M. Jones President and Chief Executive Officer Uranium Resources, Inc.1

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as “expects,” “estimates,” “projects,” “anticipates,” “believes,” “could,” and other similar words. All statements addressing operating performance, events, or developments that Anatolia Energy Limited (“Anatolia”) and Uranium Resources Inc. (“URI”) expect or anticipate will occur in the future, including but not limited to statements relating to (i) the timing and completion of the proposed transaction between the URI and Anatolia, (ii) resulting cost savings, synergies and other expectations as a result of the proposed transaction (iii) the ability to optimize technical and operational components of a future combined business, (iv) the timing, occurrence and rates of production at the properties in the United States and Turkey, including statements regarding future growth pipeline, (v) the cost of uranium production at the properties, (vi) capital resources, capitalization and ownership, including relationships with major shareholders, (vii) additions of reserves and resources, the timing of the analysis of historical data, and the occurrence, extent and results of any future exploration program, including drilling, (viii) mineral resources and exploration results, which includes inferred resources (see “Cautionary Note Regarding References to Resources and Reserves”), (ix) future improvements in the demand for and price of uranium and growth in nuclear generating capacity, (x) adequacy of funding and access to capital markets, (xi) plans for capital management, revenue, cash generation and profits, and (xii) timely closing and benefits of definitive documents for URI’s sale-exchange transaction with Energy Fuels, are forward-looking statements. These risk factors and uncertainties include, but are not limited to, (i) the approval of the proposed transaction by the shareholders of Anatolia and URI, (ii) the other terms and conditions to the proposed transaction, (iii) the ability to raise additional capital in the future, (iv) worldwide demand for uranium, including specifically the spot price and long-term contract price of uranium, (v) the ability to reach agreements with any royalty holders, (vi) operating conditions at the projects, including without limitation weather conditions, (vii) government (including tribal governments) regulation of the uranium industry and the nuclear power industry, (viii) maintaining sufficient financial assurance in the form of sufficiently collateralized surety instruments, (ix) unanticipated geological, processing, regulatory and legal or other problems which may be encountered, (x) the ability to enter into and successfully close acquisitions or other material transactions, (xi) the fact that NI 43-101 reports describe various types of “resources” which are not recognized by the SEC, inferred resources are the lowest standard of resource allowed under NI 43-101 standards and may not qualify as “mineralized material” under SEC staff positions, “reserves” are defined differently by the SEC and under NI 43-101 standards (see “Cautionary Note Regarding References to Resources and Reserves”), (xii) access rights, (xiii) timely receipt of recovery and other permits from regulatory agents, and (xiv) other factors which are more fully described in the URI’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the SEC, and Anatolia’s Annual Report. Should one or more of these risks or uncertainties materialize, or should any of the underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on forward-looking statements. Except as required by law, Anatolia and URI disclaim any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this presentation. Because they are forward-looking, they should be evaluated in light of important risk factors and uncertainties. 2 CAUTIONARY STATEMENT

For Anatolia Information in this presentation which relates to Anatolia’s Mineral Resources and Exploration Results is based on information compiled by Mr Dmitry Pertel and Mr Robert Annett, who are Members of the Australian Institute of Geosciences (“AIG”). Mr Pertel is employed by CSA Global Pty Ltd and Mr Annett is a non-Executive Director of Anatolia Energy Ltd. Mr Pertel and Mr Annett have over 20 years of exploration and mining experience in a variety of mineral deposit styles, and have sufficient experience which is relevant to the style of mineralisation and type of deposit under consideration and to the activity which he is undertaking to qualify as a Competent Person as defined in the 2004 Edition of the “Australasian Code for reporting of Exploration Results, Mineral Resources and Ore Reserves”. Mr Pertel and Mr Annett consent to inclusion in the report of the matters based on his information in the form and context in which it appears. The information in this presentation which relates to Temrezli Plant and Well field Engineering is based on information compiled by Mr Thomas Young who at the effective date of the Pre-feasibility Study was employed by TetraTech Inc. Mr Young is a Professional Engineer in the State of Colorado and is a member of a Recognised Overseas Professional Organisation (ROPO) as listed by the ASX. Mr Young has over 30 years experience which is relevant to the style of mineralisation and type of deposit under consideration and to the activity which he is undertaking to qualify as a Competent Person as defined in the 2012 Edition of the “Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves”. Mr Young consents to inclusion in this presentation of the matters based on their information in the form and context in which it appears. The information in this presentation which well field geology is based on information compiled by Mr Stephen Lunsford who at the effective date of the Temrezli Pre-feasibility Study is a consultant to TetraTech Inc.. Mr Lunsford is a Professional Geologist in the State of Wyoming and is a member of a Recognised Overseas Professional Organisation (ROPO) as listed by the ASX. Mr Lunsford has over 40 years experience which is relevant to the style of mineralisation and type of deposit under consideration and to the activity which he is undertaking to qualify as a Competent Person as defined in the 2012 Edition of the “Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves”. Mr Lunsford consents to inclusion in this release of the matters based on their information in the form and context in which it appears. For Uranium Resources Information in this presentation which relates to Mineral Resources and Reserves in Texas and New Mexico is based on information compiled by Mr Dean Wilton (CPG-7659) who is Chief Geologist and Vice President of Uranium Resources, and a Qualified Person under Canada National Instrument 43-101. Mr Wilton is a Professional Geologist in the State of Wyoming and is a member of a Recognised Overseas Professional Organisation (ROPO) as listed by the ASX. Mr Wilton has over 40 years experience, which is relevant to the style of mineralisation and type of deposit under consideration and to the activity which he is undertaking to qualify as a Competent Person as defined in the 2012 Edition of the “Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves”. Mr Wilton consents to the inclusion in this release of the matters based on their information in the form and context in which it appears. 3 COMPETENT PERSONS STATEMENTS

The Company discloses mineral resources, including inferred resources, pursuant to the Canadian Institute of Mining, Metallurgy and Petroleum Standards (CIM Standards) for reporting mineral resources and reserves, and Canadian National Instrument 43-101 (NI 43-101). Investors are cautioned that the requirements and terminology of NI 43-101 and the CIM Standards differ significantly from the requirements and terminology of the SEC set forth in the SEC’s Industry Guide 7 (“SEC Industry Guide 7”). Accordingly, the Company’s disclosures regarding mineralization may not be comparable to similar information disclosed by the Company in the reports it files with the SEC. Without limiting the foregoing, while the terms “mineral resources,” “inferred resources,” “indicated resources” and “measured mineral resources” are recognized and required by NI 43-101 and the CIM Standards, they are not recognized by the SEC and are not permitted to be used in documents filed with the SEC by companies subject to SEC Industry Guide 7. Mineral resources which are not mineral reserves do not have demonstrated economic viability, and investors are cautioned not to assume that all or any part of a mineral resource will ever be converted into reserves. Further, inferred resources have a great amount of uncertainty as to their existence and as to whether they can be mined legally or economically. It cannot be assumed that all or any part of the inferred resources will ever be upgraded to a higher resource category. Under Canadian rules, estimates of inferred mineral resources may not form the basis of a feasibility study or prefeasibility study, except in rare cases. The SEC normally only permits issuers to report mineralization that does not constitute SEC Industry Guide 7 compliant “reserves” as in-place tonnage and grade without reference to unit amounts. In addition, the NI 43-101 and CIM Standards definition of a “reserve” differs from the definition in SEC Industry Guide 7. In SEC Industry Guide 7, a mineral reserve is defined as a part of a mineral deposit which could be economically and legally extracted or produced at the time the mineral reserve determination is made, and a “final” or “bankable” feasibility study is required to report reserves, the three-year historical price (or in certain circumstances, a contract price) is used in any reserve or cash flow analysis of designated reserves and the primary environmental analysis or report must be filed with the appropriate governmental authority. URI discloses non-reserve mineralized material that is considered too speculative geologically to be categorized as reserves under SEC Industry Guide 7. Estimates of non-reserve mineralized material are subject to further exploration and development, are subject to many risks and highly speculative, and may not be converted to future reserves of URI. Investors are cautioned not to assume that all or any part of such non-reserve mineralized material exists, or is economically or legally extractible. Mineralized material that is not reserves does not have any demonstrated economic viability. This presentation is being provided in respect of the proposed acquisition of Anatolia Resources Limited (“Anatolia”) by Uranium Resources, Inc. (“URI”) and related matters. In connection with the proposed transaction, URI will file with the Securities and Exchange Commission (“SEC”) a proxy statement and will mail or otherwise disseminate the proxy statement and a form of proxy to its stockholders when it becomes available. STOCKHOLDERS AND INVESTORS ARE ENCOURAGED TO READ THE PROXY STATEMENT (AND OTHER RELEVANT MATERIALS) REGARDING THE PROPOSED TRANSACTION CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, AND BEFORE MAKING ANY VOTING DECISION, AS IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Stockholders and investors will be able to obtain a free copy of the proxy statement (when available), as well as other filings made by URI regarding URI, Anatolia and the proposed transaction, without charge, at the SEC website at www.sec.gov. In addition, documents filed with the SEC by URI will be available free of charge on the investor section of URI’s website at www.uraniumresources.com. URI and certain of its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from URI’s stockholders in connection with the proposed transaction. The names of URI’s directors and executive officers and a description of their interests in URI are set forth in URI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC on March 19, 2015, and Amendment No. 1 thereto, which was filed with the SEC on April 30, 2015. Additional information about the interests of potential participants will be contained in the proxy statement (when filed) and other relevant materials to be filed with the SEC in connection with the proposed transaction. These documents may be obtained from the SEC website and from URI in the manner noted above. 4 ADDITIONAL INFORMATION AND WHERE TO FIND IT URI CAUTIONARY NOTE REGARDING REFERENCES TO RESOURCES AND RESERVES

AEK High grade advanced ISR project in Turkey Near term low cost production Finance & marketing expertise Exploration upside Lowest quartile operating costs Favourable regulatory jurisdiction Established infrastructure URI Experienced technical personnel Relocatable plant infrastructure Large uranium resource base in New Mexico & South Texas Potential medium term production Funding by, and support from, one of the largest resource private equity firms in the world Cash, NASDAQ listing and better trading liquidity Direct access to the world’s largest capital and nuclear power markets + 5 SIMPLE COMPELLING RATIONALE

Producer (ISR, Conventional) Energy Fuels $4.14 $186 $214 134.7 $1.59 U.S. ISR Producer, Conventional Projects Uranium Energy $1.28 $125 $134 75.7 $1.76 U.S., Paraguay Ur-Energy $0.75 $98 $133 36.2 $3.66 Producer (ISR) U.S. Peninsula Energy $0.02 $129 $93 95.8 $0.97 Under Construction (ISR) U.S., South Africa Azarga Uranium $0.27 $16 $14 32.0 $0.44 PEA Complete (ISR) U.S., Kyrgyzstan URI is attractively valued relative to its peers It is also well-positioned for a re-rating as it progresses towards production Source: Company materials, Bloomberg. 1.For Pro Forma URI, M&I pounds consist of 11.3M lbs at Temrezli, 50,000 lbs at Kingsville Dome, 624,000 lbs at Rosita and 6.4M lbs at Churchrock Section 8, while Inferred pounds consist of Temrezli and URI’s New Mexico properties Refer to the table of resources and non-reserve mineralisation and the relevant disclosures on slide 10 of this presentation. 2.6 Average $1.46 PFS Complete (ISR) URI+AEK (Pro Forma) $0.97 $49 $46 133.1 1,2 $0.35 Targeting 2016 U.S., Turkey Production (US$ in millions, except Market Total In Situ EV/Resource per share numbers) Price Cap Total EV Resource (MM) ($/lb) Stage Location A WELL-POSITIONED U.S. URANIUM COMPANY

Creating a new uranium company aiming for a fast-track to high margin uranium production Temrezli ISR Uranium Project in Turkey approaching development Potential for high-grade, low-cost uranium confirmed by PFS Potential for significant cost savings through relocation of URI’s Rosita plant in Texas Board and senior management of both Anatolia and URI have extensive industry experience High-grade uranium returned from Turkish regional exploration program KingsvillePlantonstandbyforquickrestartfromnearbyreservesinSouth Texasupon sustained increase in uranium prices Extensive resources and land in New Mexico US non-core asset monetisation program underway, delivering significant benefits 7 HIGHLIGHTS

Founded in 1977 targeting uranium exploration and development Listed on NASDAQ in the US (URRE) Historically produced 8 million pounds of uranium in Texas, with 2 plants on standby restart Large claims portfolio in prime uranium districts in Texas and New Mexico (212,000 acres) Significant exploration, development and operating experience in ISR uranium Continuing to actively seek opportunities to acquire near term production whilst monetising longer term, conventional mining production options Average daily value traded of US$300k (greater than 20x that of AEK)(1) for (1) July 2014 to 2 June 2015 8 URI PRIMER

EXPERIENCED URI OPERATING TEAM

Dain McCoig
VP South Texas Operations

- Joined in 2004; experienced in all phases of ISR development and production; licensed Professional Engineer in Texas.
- Designed and oversaw construction of the Rosita plant. B.S. in Mechanical Engineering

Daniel Calderon
Plant Superintendent

- Joined in 2006; experienced in plant and construction engineering
- B.S. Mechanical Engineering

Orlando Gonzalez
Plant Superintendent

- 7 years with URI; formerly asst. plant foreman and lead man

Ron Grant
Mgr. Reservoir Engineering

- Joined in 1987; Professional Engineer
- B.S. Chemical Engineering

Vikas Joshi
Reservoir Engineer

- 7 years with URI. Prof. Engineer
- B.S. Chemical Engineering; M.S. Environmental Engineering

Joshua Holland
Radiation Safety Officer

- Joined 2006; certified safety trainer & former Health, Safety and Environ. Coordinator
- Studying Environmental Management

David Calderon
HSE Coordinator

- 8 years with URI
- Studied safety engineering, kinesiology

Jim Kegebein
Logging Supervisor

- Joined in 1990; experienced in logging and formerly a lab technician.
- Current radiation safety certificate

Daniel Mireles
Plant Superintendent

- 8 years with URI; formerly in wellfield maintenance

Kasi Yanammani
Chemist

- Joined in 2014
- B.S. Chemical Engineering

9

URI'S SUBSTANTIAL RESOURCE BASE

URI has over 120M lbs of in-place U3O8

In Place Reserves in South Texas[1,2] (at 31 Dec 2014)				
Property	Short Tons	Grade (% U_3O_8)	In-Place Pounds	Recovery Method
Kingsville Dome	35,000	0.07	50,000	ISR
Rosita	384,000	0.08	624,000	ISR
Total	**419,000**	**0.08**	**674,000**	

Footnotes to the Reserves table:

1. The Company estimates a 65% recovery rate for ISR methods and used a price assumption of $53.58 per uranium pound, which is the trailing three-year, average long-term price of uranium using Ux Consulting's "Term" pricing data.
2. Amounts have been rounded.

Non-Reserve Mineralized Material [1]				
Property	Short Tons (millions)	Grade (% U_3O_8)	In-Place Pounds (millions)	Recovery Method
South Texas				
Butler Ranch[2]	0.4	0.15	1.3	ISR
New Mexico Projects				
Ambrosia Lake	0.7	0.17	2.4	Conven./ISR
Cebolleta[3]	5.6	0.17	18.9	Conventional
Churchrock (incl. Mancos)	13.0	0.12	29.9	ISR
Crownpoint	4.8	0.16	15.3	ISR/Conven.
Juan Tafoya[3]	4.2	0.15	12.2	Conventional
Nose Rock	7.5	0.15	21.9	Conventional
West Largo	2.8	0.30	17.2	Conventional
Total	**39.4**	**0.15**	**119.1**	

Footnotes to the Mineralized Material table:

1. Investors are cautioned not to assume that all or any part of such non-reserve mineralized material exists, or is economically or legally extractible. See "Cautionary Note Regarding References to Resources and Reserves" on slide 4. Amounts have been rounded.
2. URI acquired historic resources as part of a mineral dataset of drill logs and other geological information as announced in a July 7, 2015 news release.
3. Each project's Canadian National Instrument 43-101 compliant Technical Report on resources is available on the Company's website. Classified as Inferred Resources under the Canadian Institute of Mining, Metallurgy and Petroleum Definition Standards.

10

Plans to transfer URI’s Rosita plant in Texas to Temrezli  In 2008, major expansion at Rosita was 95% completed when construction halted due to market conditions. (See slides 25 and 32.) New dryer, elution and precipitation components, including columns and pumps went unused. Mobile ion exchange satellite equipment available. Plant designed to scale up from 800,000 lbs/year to 1.6M lbs/year with some capital. Well fields on standby for processing at nearby Kingsville. Reserves: 624,000 lbs.     Kingsville Dome plant on standby for production restart  Kingsville Dome plant on standby U.S. NRC-licensed 800,000 lbs/year plant. Restart requires sustained increase in uranium prices and some project financing.   Churchrock-Crownpoint Project’s 45M lb. resource represents potential mid-term production in New Mexico  U.S. NRC-license to operate ISR of 1M lbs/year of production until successful demonstration of restoration, which will then provide up to 3M lbs/year of production. Project requires an improved uranium market and project financing.   Upside from 4% royalties at uranium projects  Roca Honda in New Mexico being sold to Energy Fuels for $2.5M cash and consideration Kendrick and Barber areas of Peninsula Energy’s Lance Project in Wyoming   Well field in the Rosita area 11 VALUABLE URI ASSET BASE

Acquired ISR projects in South Texas, enhancing mid-term path to production in November 2014 All projects located near URI’s processing plants on standby for restart Prospective roll-front mineralization in sandstones amenable to in-situ recovery Completed Phase One exploration drilling1 at Butler Ranch and Alta Mesa Este in 1H 2015 Encountered uranium mineralization in all 5 holes, extending the uranium zone at Butler Ranch  Majority of 27 holes encountered mineralization at Alta Mesa Este with analysis underway Acquired historic resources of 1.3M pounds U3O8 plus logs from over 2,000 drill holes in July 2015 purchase of mineral data for Butler Ranch properties2 17,000 acres (6,880 hectares)       1.Please refer to URI’s news releases of March 23, 2015 and May 28, 2015 for further details. 2. Please refer to URI’s news release of July 7, 2015. 12 URI: MID TERM ISR POTENTIAL OF TEXAS

Dominant land and resource position in  the Grants uranium mineral belt, which holds one of the largest known concentrations of sandstone-hosted uranium deposits in the world Churchrock: Large ISR project requiring higher uranium prices Juan Tafoya: Conventional recovery with NI 43-101 resources of 12M lbs   Ready for Preliminary Economic Assessment with further drilling 15 road miles to Cebolleta   Cebolleta: Conventional recovery with NI 43-101 resources of 19M lbs  Ready for infill drilling to upgrade to indicated resources Resource expansion at historic St. Anthony deposit with future drilling   Approximately 190,000 acres (76,890 hectares)  13 URI: MID & LONG TERM POTENTIAL OF NEW MEXICO

WHO IS ANATOLIA?

Temrezli Uranium Project, Turkey

- 100% owned
- PFS forecast 800,000 lbs/yr for 12 years
- Upfront capital cost (PFS) - $41m
- Operating costs – US$16.89/lb
- Pre-Tax NPV_8 - $191m



Azarga Resources, 11.3%
Aterra Capital, 9.7%
Sprott Asset Management, 7.3%
RMB Resources, 6.5%
Doyen Group, 6.5%
Board & Management, 2.8%
Other Institutions, 9.8%
Other shareholders, 46%

Solid Management Team

Paul Cronin – Investment banking, uranium trading background

Hikmet Akin – Fmr CEO Uranerz, ISR founder

Tom Young – Fmr VP Operations for Cameco

Cevat Er – GM Turkey, founded SRK in Turkey



Anatolia Performance compared to ASX Small Resources
140.00
120.00
100.00
80.00
60.00
40.00
20.00
0.00
0.100
0.080
0.060
0.040
0.020
-
Anatolia Share Price (A$)
1/07/2014
1/08/2014
1/09/2014
1/10/2014
1/11/2014
1/12/2014
1/01/2015
1/02/2015
1/03/2015
1/04/2015
1/05/2015
1/06/2015
1/07/2015
XSR Relative
AEK - Absolute and Relative

14

High Grade, Low Cost ISR Project Nearing development decision Pre-Feasibility completed February 2015 PFS Development Case:  (M lbs)   Average annual production of 800,000 pounds of uranium over 12 years Average cash operating costs of $16.89/ lb U3O8   JORC & Canadian NI 43-101 M&I resources of 4.2 million  tonnes @ 1,225 ppm U3O8 containing 11.3M lbs U3O8 Mineralization below the water table and generally less than 200m deep Potential for resource extensions and additions Upside from Sefaatli satellite property  1. JORC compliant resource estimates. For U.S. Imperial Units, please refer to the Appendix slide on Non-Reserve Mineralized Material.   15 Resource Category1 Tonnes (000) Grade (ppm U308) Contained U308 Measured 2,008 1,378 6.1 Indicated 2,178 1,080 5.2 Measured & Indicated 4,186 1,225 11.3 Inferred 1,020 888 2.0 Total resources 5,206 1,157 13.3 ANATOLIA’S TEMREZLI PROJECT

Robust Financial Returns1 $500 90% Free Cash Flow NPV IRR $450 80% Life of mine 12 years $400 70% Annual Production (avg.) 0.8 Mlb U308 $350 60% $300 Upfront Capital Cost $41.0M 50% $250 Cash Operating Cost $16.89/lb 40% $200 $191.1M Pre-Tax NPV (8%) 30% $15 $345.5M 20% Free Cash Flow $10 10% $50 65% Internal Rate of Return $0 0% $40.00 $50.00 $60.00 $70.00 $80.00    (1) Key financial metrics based on the Development Case as presented in the announcement of the Pre-Feasibility Study on 16 February 2015 All figures quoted in US Dollars. Assumed U308 price of $65/lb by the Independent Pre-Feasibility Study completed by TetraTech Excludes potential synergies from the transaction. 16 USD Millions Internal Rate of Return TEMREZLI PROJECT PFS

100 Cumulative Production Capacity 90 80 70 60 Q UG ISR 50 0 30 20 10 0 25 50 75 100 125 150 175 200 225 250 275 300 325 350 MM lbs U308 Source: Operating Mines’ Design Capacity – UxC 2013 and Dundee’s current data 17 US$/lb - All in Costs Temrezli PFS: $30.12 Current spot price suggests 125-175 M lbs of production are at risk TEMREZLI - LOWEST QUARTILE OF INDUSTRY COSTS

Energy Independence a High Priority 6 largest economy & largest Turkish Government supports the Temrezli Project Temrezli is Turkey’s only advanced uranium asset Temrezli’s Operation License granted in October 2013 Long mining history (nickel, gold, boron, chromium, coal, copper, etc.) Transparent mining code     reactors approved or   Turkey’s uranium stated objective is to produce domestic 4 from 2019 onward more reactors planned 18 8 under construction th gold producer in Europe WHY TURKEY

Uranium Production 19 2015 2016 PFS Completed – Feb 2015 Detailed Engineering & Well Field Design Plant Optimisation Assessment Environmental and Social Impact Assessment Permitting Project Finance & Hedging Plant Construction & Well Field Development Plant Commissioning & Uranium Production TEMREZLI PFS ROADMAP TO PRODUCTION

  Sefaatli located 40km southwest of Temrezli West Sorgun identified as a new area of mineralization MTA have identified several new areas of uranium mineralisation Exploration drilling now underway   20 REGIONAL EXPLORATION SETTING EXPLORING IN A PREMIER URANIUM DISTRICT

URI AEK + 0.06579 URI shares for each Anatolia share held Shares to be traded on NASDAQ & ASX Anatolia shareholders will own 41% of combined group Strong premium offered to Anatolia Shareholders 2 Anatolia Directors to join URI Board Scheme of Arrangement, expected closing date 30 September 21 TRANSACTION SUMMARY

The merger is strongly supported by the Boards of each of Anatolia and URI, and major shareholders of both companies  Anatolia Energy Uranium Resources complete the acquisition of Anatolia Resource Capital Fund ^ Subject to there being no superior proposal, and subject to the Independent Expert opining that the Schemes are in the best interests of Anatolia shareholders, optionholders and performance shareholders 22  RCF has provided US$8 million in loan funding to URI, which remains in place post merger  RCF has indicated that it will evaluate providing project finance required for development of the Temrezli Project  RCF has a 23.7% interest in URI today, and will hold an interest of approximately 14.3% in URI upon completion of the merger  RCF intends to vote in favour of the merger  The Board of Uranium Resources unanimously recommends its shareholders vote in favour of all resolutions required to  The Board of Anatolia unanimously recommends shareholders vote in favour of the merger ^  Major shareholders representing more than 25% of Anatolia have stated that they intend to vote in favour of the merger ^ A STRONGLY SUPPORTED OFFER

 B.S. in Mining Engineering from South Dakota School of Mines and an MBA from Colorado State University  B.S. in Accounting from the University of Wyoming; licensed CPA Mines, and an MBA from the University of Denver  B.S. in Mechanical Engineering from Colorado School of Mines  M.Sc. from Arizona State, and B.S. Geological Engineering * Expected to join Uranium Resources upon completion of the merger. 23 NEW URI: OUTSTANDING LEADERSHIP Christopher M. Jones, President, CEO and Director  Joined in March 2013; more than 30 years of industry experience; licensed Professional Engineer (US and Canada) Jeffrey L.Vigil, VP and CFO  Joined in June 2013; more than 30 years of financial experience, including 20 years of mining background with 10 years in the uranium sector Tom Young * Chief Operating Officer - Turkey  Joined Anatolia in February 2015; Formally VP Operations at Cameco Resources  M.Sc. Environmental Science and Engineering and a B.Sc. Mining Engineering from the Colorado School of Ted Wilton, VP, Chief Geologist  Joined in April 2012; more than 40 years of industry experience; Certified Professional Geologist  B.S., Geology with an Engineering minor from New Mexico Institute of Mining & Technology Dain A. McCoig, VP, South Texas Operations  Joined in 2004; experienced in all phases of ISR development and production; licensed Professional Engineer in Texas Cevat Err * General Manager - Turkey  Joined Anatolia in March 2015. Founder of SRK Ankara, with 30 years of Turkish mining and environmental experience John W. Lawrence, General Counsel and Corporate Secretary  Joined in October 2012; more than 30 years of experience in law and licensing across nuclear fuel cycle  B.S. in Nuclear Engineering from Purdue University and a J.D. from Catholic University, Columbus School of Law

Chairman of the Board of Ocean Power Technologies, Inc., and he is a Board Leadership Fellow of the Limited, and VP of Nuclear Origination at Constellation Energy. Doe Run Co. acquisitions, and a detailed understanding of ASX, ASIC and Corporations law in Australia. businesses. Former Global Head of Business Process Improvements at Rio Tinto. Chief Executive Officer of Southern Cross Resources, predecessor to Uranium One. * Will be invited to join the board of Uranium Resources upon completion of the merger. 24 Terence J. Cryan Chairman Managing Director at Concert Energy Partners, a New York private equity and investment advisory firm. National Association of Corporate Directors. Former Sr. Managing Director, Investment Banking, at Bear Stearns. Christopher M. Jones President and CEO CEO since March 2013; over 30 years of industry experience and a licensed professional engineer. Paul Cronin * Director CEO of Anatolia Energy and former investment banker with RMB Resources. Advisor to Nufcor Uranium Marvin K. Kaiser Director More than 40 years of industry experience, including EVP, Chief Administrative Officer and CFO at The Patrick Burke * Director Director of Anatolia and corporate lawyer with more than 20 years experience in mergers and Tracy A. Stevenson Director Founding member of Bedrock Resources, a private financial advisory firm focused on natural resource Mark K.Wheatley Director Executive Chairman of Xanadu Mines. Over 35 years of industry experience and former chairman and NEW URI: STRONG BOARD GOVERNANCE

BENEFITS OF THE MERGER

1 + 1 = >2

- Increased liquidity – up to 20x daily dollar volume of AEK trading
- Access to US Capital Markets via NASDAQ listing
- Multiple asset company offers lower risk profile

- >100 years experience in uranium mining
- Diverse expertise on Board and management
- URI designed and built Rosita – can do it again



Capital Markets
Expertise
Reduced Cost of Capital
Asset Base

- Expanded asset base offers new financing opportunities
- Rosita plant relocation to reduce upfront capital by up to $11M
- Disposal of non-core URI assets reduced dilutive capital cost

- Multiple projects that can be developed in stages to suit market conditions
- Geographical diversification reduces risk for Utility customers
- Optimisation opportunities exist due to increased M&A activity in sector

25

1. Uranium Resources expects to dismantle and ship the Rosita processing plant equipment, which is currently on standby, to the Temrezli Project for synergistic savings. 26 MERGED ENTITY PROJECT PIPELINE

27 Potential Benefits to be Enjoyed by All Shareholders ./ Strong potential synergies between Anatolia’s Temrezli Project and URI’s idle Rosita processing facility, and the value-add that URI’s experienced technical personnel can provide will deliver real value to all shareholders ./ Deeper portfolio of projects ranging from a potential near-term production asset, down to grassroots exploration opportunities ./ Strengthened share register, with several supportive institutional investors on each of the Anatolia and URI share registers ./ Geographical diversification through the combination of uranium businesses in the USA and Turkey ./ Benefits of having listings on both the NASDAQ and ASX markets, including improved access to global capital markets and improved corporate profile ./ Increased attractiveness to both retail and institutional investors ./ Expected increase in trading liquidity and coverage by uranium sector analysts ./ Establishes a stronger platform to pursue future growth opportunities ./ Elimination of redundant public company and certain executive management costs BENEFITS FOR ALL SHAREHOLDERS world’s best undeveloped high-grade ISR uranium projects project to generate strong returns for shareholders contains Anatolia’s highly prospective Sefaatli Project with the 28 Potential Benefits delivered to Anatolia Shareholders Potential Benefits delivered to URI Shareholders ./ Very significant increase in average daily trading liquidity ./ Potential to reduce the upfront capital cost of developing the Temrezli Project through anticipated synergies with URI’s idle Rosita ISR facility ./ Leverage skills and knowhow of URI’s experienced ISR operations team ./ Immediate and material increase in value through an attractive premium to Anatolia’s trading price in recent years ./ Access to the US capital markets through listing on the NASDAQ ./ Retain material exposure to the Temrezli Project returns ./ Gain exposure to the large strategic land positions of URI in uranium rich regions of New Mexico and South Texas ./ Significantly increased leverage to future increases in the price of uranium through exposure to URI’s project portfolio ./ Improved funding position ./ Scrip for scrip rollover relief potentially available ./ Faster pathway to commercial uranium production through the Temrezli Project, which management believes is one of the ./ Potential for the idle Rosita ISR processing facility in South Texas to be put to use at a long-life, high-grade uranium ./ Exposure to a new uranium district in Turkey which also potential to evolve into a long-life satellite operation to Temrezli ./ Potential for URI to be re-rated as a uranium producer in the near term BENEFITS FOR ALL SHAREHOLDERS

Near-term, low-cost production from high-grade Temrezli ISR project; Potential for material synergies through use of URI infrastructure and personnel;      Demonstrated monetization of assets -7 lower levels of dilutionary Medium term production potential at US and Turkish projects; funding; Significant arbitrage premium in current Anatolia share price. 29 INVESTMENT PROPOSITION

30 Appendices

URI’s Rosita facility is designed to scale up the production from 800,000lbs per annum to 1.6Mlbs U308 per annum with some capital upgrades  Capital equipment at URI’s Rosita that is currently idle can be shipped to Turkey for the Temrezli development for US$8 million in savings  URI team’s experience in designing and building the Rosita facility, and will reduce Temrezli’s EPCM and other engineering costs by US$3 million  Expected synergies reduce estimated Temrezli PFS development capital costs for by 27%  Resulting in project financing that is potentially much less dilutive to the combined company  31 DEVELOPMENT SYNERGIES

First uranium production to be achieved through initial capital of only US$41M  Cost to be re-evaluated post merger as part of updated feasibility to consider the integration of the Temrezli deposit with URI’s Rosita processing plant Excellent existing local infrastructure at project site, including sealed roads and power lines across the production boundary No requirement for deep disposal wells at site results in large capital cost saving relative to many other ISR operations    32 Capital Costs (US$M) EPCM & owner costs 5.0 Infrastructure 3.4 Central processing plant 14.3 Evaporation ponds 4.0 Well fields and Header houses 10.0 Capital cost contingency 4.3 Total Initial Capex $41.0 Sustaining Capital over Life of Mine $90.1 TEMREZLI PFS CAPITAL COSTS

Achievement of the forecast operating costs would make Anatolia one of the lowest cost uranium producers globally Low cost structure underpins strong cashflow, even during times of depressed uranium prices Favorable project characteristics driving Temrezli low cost    Shallow resource High grade uranium Alkaline-based solution utilized Strong flow rates achieved ISR process bypasses the need to move large volumes of rock Low cost operating environment in Turkey       Strong margin to current term price of circa US$46/lb 33 Operating Costs (US$/lb) Well field reclamation $1.00 Site decommissioning $0.25 Employee costs $2.06 Production materials and supplies $4.30 Maintenance materials and supplies $1.07 Non-operating materials and supplies $0.23 Outside services $0.98 Utilities $2.13 General expenses $1.07 Post-production costs $0.50 Royalties $2.64 Operating cost contingency $0.66 Total Cash Cost $16.89 All-in Sustaining Costs (includes initial and sustaining capital) $30.12 TEMREZLI PFS OPERATING COSTS

(in US$) Post Transaction URI URI Share Price (July 7, 2015) (1) Current URI Shares O/S Shares to be issued to Anatolia shareholders $0.97 29,777,989 20,377,872 URI Shares O/S post-transaction Basic Market Cap Cash and Liquid Investments(2) Debt(2) Total Enterprise Value 50,155,861 $48,651,185 $10,431,515 $8,000,000 $46,219,669 (1) URI’s closing price as of July 7, 2015. (2) Based on the cash positions of each of URI and Anatolia at 31 March 2015. Does not include US$3.9 million of restricted cash by URI. Excludes transaction costs. 34 POST-DEAL CAPITALISATION

1

The offer from Uranium Resources provides Anatolia shareholders with a strong premium to Anatolia’s trading price  $0.12 Premium $0.10 $0.08 $0.06 $0.04 $0.02 $0.00 Last Close 5 day VWAP 30 day VWAP 60 day VWAP 90 day VWAP AEK Periodic VWAP Implied Offer Price Source: IRESS VWAP’s of each of Uranium Resources and Anatolia calculated as of each company’s last trade on June 2, 2015 (in the case of Uranium Resources) and June 3 2015 (in the case of Anatolia), the exchange ratio of 0.06579 URI for each AEK share, and a foreign exchange rate of US$0.777 = A$1.00 35 Share Price (A$/sh) 47.3% 47.6% 58.5% Premium Premium Premium 29.1% Premium 28.5% $0.080 $0.079 $0.078 $0.078 $0.075 ATTRACTIVE OFFER PRICE

For more information, Christopher Jones President and CEO Uranium Resources, Inc. Tel: 303-531-0470 contact: Paul Cronin Managing Director Anatolia Energy Limited Phone: +44 7912 351 031 (UK) Phone: +61 428 638 201 (Australia) Email: paul.cronin@anatoliaenergy.com.au Media Wendy Yang Uranium Resources, Inc. Tel: 303-531-0478 Email: wyang-ir@uraniumresources.com Media Andrew Rowell / Warrick Hazeldine Cannings Purple Tel: +61 400 466 226 / +61 417 944 616 Email: arowell@canningspurple.com.au www.uraniumresources.com www.anatoliaenergy.com.au 36 CONTACTS

1. Based on the 30 day volume weighted average prices of Uranium Resources and Anatolia Energy as of close of trading on NASDAQ on June 2, 2015 and close of trading on ASX on June 3, 2015 respectively, and an exchange rate of US$0.777 = A$1.00 37 TRANSACTION SUMMARY Structure • Acquisition of Anatolia Energy Limited (“Anatolia”) by Uranium Resources, Inc. (“URI”) pursuant to a Scheme of Arrangement, with separate schemes for Anatolia shares, options and performance shares • URI to apply for quotation on the ASX, with Anatolia shareholders provided a choice between NASDAQ or ASX quoted URI shares Consideration • Anatolia shareholders to receive 0.06579 common shares of URI offered for each Anatolia share Offer Value • Implied offer price of A$0.115 1 Recommended by the Board of Directors of each Company • The Anatolia Board unanimously recommends the transaction and intends to vote in favour of the Schemes, in the absence of a superior proposal and subject to a favourable opinion from the Independent Expert • URI Board of Directors unanimously recommends that its shareholders vote in favour of the issue of all acquisition securities to Anatolia security holders, and the listing of URI on the ASX Relative Ownership & Board • Anatolia shareholders will hold approximately 41% of the combined group (on an undiluted basis) • Total Board of 7 Directors upon completion of the merger, with 5 existing directors of URI and 2 existing directors of Anatolia Key Terms • Customary non-solicit and right-to-match provisions • Break fee payable by either party in certain circumstances • Subject to formal agreements being entered into, up to A$2 million convertible loan available to Anatolia from URI to fund Anatolia’s near term cash requirements (12% interest rate, and convertible at A$0.08 per share at URI’s election, maturity at 31 December 2015) • Merger is conditional on approval of each of the share, option and performance share schemes • Other customary conditions precedent Required Approvals & Closing • Approval of at least 75% of the votes cast by Anatolia security holders at scheme meetings • Approval of at least a majority of the votes cast by URI shareholders at its meeting • Receipt of all necessary regulatory approvals, and other customary conditions to closing • Closing expected before September 30, 2015